UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2007

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 31, 2007, CenterPoint Energy, Inc. (“CenterPoint Energy”) entered into a letter agreement with Milton Carroll, CenterPoint Energy’s non-executive Chairman of the Board of Directors, relating to certain compensation arrangements for Mr. Carroll, which replaces a substantially similar agreement that expired in May 2007. The letter agreement with Mr. Carroll is attached to this report as Exhibit 10.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     The exhibits listed below are filed herewith.
     (d) Exhibits.
10.1	Letter Agreement dated May 31, 2007 between CenterPoint Energy and Milton Carroll, Non-Executive Chairman of the Board of Directors of CenterPoint Energy.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: June 1, 2007	By:	/s/ James S. Brian
James S. Brian
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

10.1	Letter Agreement dated May 31, 2007 between CenterPoint Energy and Milton Carroll, Non-Executive Chairman of the Board of Directors of CenterPoint Energy.